Exhibit 10.2

EXECUTION COPY

MASTER REAL ESTATE MANAGEMENT AGREEMENT

THIS MASTER REAL ESTATE MANAGEMENT AGREEMENT (this “Agreement”), dated as of August 24, 2009, is entered into by and between INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation (“Company”), and INLAND DIVERSIFIED REAL ESTATE SERVICES LLC, a Delaware limited liability company (“Manager”).

WITNESSETH:

WHEREAS, Company intends to operate as a “real estate investment trust” (a “REIT”), as defined in Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for federal and state income tax purposes and expects to make investments in real estate assets of the type permitted to be made by REITs under the Code and otherwise in accordance with the Articles of Incorporation and Bylaws of Company (such investments being referred to herein collectively as the “Properties” and individually as a “Property”); and

WHEREAS, Company desires to have Manager manage or oversee management of certain Properties, and Manager is willing to manage or oversee management of those Properties, on the terms and conditions herein set forth.

NOW THEREFORE, in consideration of the mutual covenants and conditions herein set forth, the parties hereto agree as follows:

1.

Effective Date.  Effective as of the date hereof, Company hereby retains Manager to manage certain Properties acquired by Company or by various entities owned or controlled by Company.  This Agreement is not an exclusive management agreement and Manager acknowledges and agrees that Company may engage other management companies to manage Properties not being managed by Manager.

2.

Terms and Conditions.

a.

If Company desires Manager to manage a Property directly, Manager, Company, and affiliate of Company holding title to such Property shall enter into a Real Estate Management Agreement in form and substance as attached hereto as Exhibit A (the “Management Agreement”).  The initial term of each Management Agreement shall commence on the date of acquisition by Company of the Property and shall end December 31 of the year in which the Property was acquired, with renewal periods as described in the Management Agreement.

b.

If Company desires Manager to oversee the management of a Property or company, as the case may be, Manager and Company shall enter into an Oversight Agreement in the form and substance as attached hereto as Exhibit B (the “Oversight Agreement”).  The initial term of each Oversight Agreement shall commence on the date of acquisition by Company of the Property or company, as the case may be, and shall end December 31 of the year in which the Property was acquired, with renewal periods as described in the Oversight Agreement.  In no event shall Manager and Company enter into both a Management Agreement and an Oversight Agreement for the same Property.

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3.

Term and Termination.

a.

Term.  The term of this Agreement shall begin on August 24, 2009 and end on December 31, 2009 (the “Initial Term”).  Unless terminated as provided in Section 3(b) below, the term shall thereafter automatically renew for successive one-year periods (each, a “Renewal Term”), with the first such one-year renewal period commencing on January 1, 2010, and ending on December 31, 2010.

b.

Termination.

i.

Either party may terminate this Agreement if not less than sixty (60) days prior to the expiration of the Initial Term or the current Renewal Term, as applicable, it notifies the other party hereto in writing that it elects to terminate this Agreement, in which case this Agreement shall be terminated on the last day of the Initial Term or the current Renewal Term, if applicable.  Manager, between ninety (90) and sixty (60) days prior to the expiration of the Initial Term and each Renewal Term, shall notify the independent members of Company’s Board of Directors, of Company’s right to cancel this Agreement pursuant to this Section 3(b)(i).

ii.

Additionally, at any time, Company may terminate this Agreement, without cause or penalty, upon a vote of a majority of Company’s independent directors by providing no less than sixty (60) days written notice to Manager.

iii.

At the sole option of Company, this Agreement shall be terminated immediately upon written notice of termination from the Company’s Board of Directors to Manager if any of the following events occurs:

(A)

Manager violates any provision of this Agreement and fails to cure such violation on or before thirty (30) days after receipt of notice of such violation from Company;

(B)

a court of competent jurisdiction enters a decree or order for relief in respect of Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Manager or for any substantial part of its property or orders the winding up or liquidation of Manager’s affairs; or

(C)

Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Manager or for any substantial part of its property, or makes any

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general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

(D)

Manager agrees that if any of the events specified in subsections (B) and (C) of this Section 3(b)(iii) occur, it will give written notice thereof to Company within seven (7) days after the occurrence of the event.

c.

Effect of Termination.  Upon termination of this Agreement, all Management Agreements and Oversight Agreements entered into among Company, its affiliates and Manager shall automatically terminate.  In addition, upon termination of this Agreement, Manager shall cooperate with Company and take all reasonable steps requested by Company to assist it in making an orderly transition of the functions performed by Manager.

4.

Indemnification.

a.

Company shall indemnify Manager and its officers, directors, employees and agents (individually an “Indemnitee”, collectively the “Indemnitees”) to the same extent as Company may indemnify its officers, directors, employees and agents under its Articles of Incorporation and Bylaws so long as:

i.

the Company’s Board of Directors has determined, in good faith, that the course of conduct that caused the loss, liability or expense was in the best interests of Company;

ii.

the Indemnitee was acting on behalf of, or performing services for, Company;

iii.

the liability or loss was not the result of negligence or misconduct on the part of the Indemnitee; and

iv.

any amounts payable to the Indemnitee are paid only out of Company’s net assets and not from any personal assets of any stockholder of Company.

b.

Company shall not indemnify any Indemnitee for losses, liabilities or expenses arising from, or out of, an alleged violation of federal or state securities laws (“Securities Claims”) by any Indemnitee seeking indemnity unless one or more of the following conditions are met:

i.

there has been a successful adjudication for the Indemnitee on the merits of each count involving alleged Securities Claims as to such Indemnitee;

ii.

the Securities Claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such Indemnitee; or

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iii.

a court of competent jurisdiction approves a settlement of the Securities Claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of Company were offered and sold with respect to the availability or propriety of indemnification for Securities Claims.

c.

Company shall advance amounts to Indemnitees entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

i.

the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnitee for or on behalf of Company;

ii.

the legal action is initiated by a third party and a court of competent jurisdiction specifically approves the advance; and

iii.

the Indemnitee receiving the advances undertakes to repay any monies advanced by Company, together with the applicable legal rate of interest thereon, in any case(s) in which a court of competent jurisdiction finds that the party is not entitled to be indemnified.

5.

Company’s Representative.  Company designates Inland Diversified Business Manager & Advisor, Inc. as Company’s Representative or any other person or entity designated by Company in all dealings with Manager hereunder. Whenever notification or reporting to Company or the approval, consent or other action of Company is called for hereunder, any notification and reporting if sent to or specified in writing to Company’s Representative, and any approval, consent or action if executed by any of the officers of Company’s Representative, shall be binding on Company. Company’s Representative address for delivery of reports or notice shall be:

Name	Address
Inland Diversified Business Manager & Advisor, Inc. Attn. Ms. Roberta S. Matlin, Vice President	2901 Butterfield Road Oak Brook, IL 60523 Telephone: (630) 218-8000 Facsimile: (630) 218-4955

Company’s Representative may be changed at the discretion of Company, at any time and from time to time, and shall be effective upon Manager’s receipt of written notice of the new Company’s Representative.

6.

Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:

a.

when delivered personally or by commercial messenger;

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b.

one (1) business day following deposit with a recognized overnight courier service, provided the deposit occurs prior to the deadline imposed by the overnight courier service for overnight delivery; or

c.

when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder;

provided the notice or other communication is addressed to the intended recipient thereof as set forth below:

If to Company, to:	Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Roberta S. Matlin, Vice President Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to Manager, to:	Inland Diversified Real Estate Services LLC 2901 Butterfield Road Oak Brook, IL 60523 Attention: Thomas P. McGuinness Telephone: (630) 218-8000 Facsimile: (630) 218-2518

Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 6.

7.

Miscellaneous.

a.

Nothing contained herein shall be construed as creating any rights in persons or entities who are not the parties to this Agreement.  Manager and Company shall not be construed as joint venturers or partners of each other pursuant to this Agreement, and neither shall have the power to bind or obligate the other except as set forth herein. In all respects, the status of Manager to Company under this Agreement is that of an independent contractor.

b.

If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.  This Agreement, its validity, performance and enforcement shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to conflicts of law principles.

c.

This Agreement shall be binding upon the successors and assigns of Manager and the successors and assigns of Company.  This Agreement contains the

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entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

d.

If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party’s court costs and reasonable attorneys’ fees incurred in the enforcement of any provision of this Agreement.

e.

Either party’s failure to exercise any right under this Agreement shall neither constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by that party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

f.

All exhibits attached to this Agreement are hereby incorporated by reference.  In an event of a conflict between the exhibits and the text of this Agreement preceding this Section, the text of this Agreement preceding this Section shall control.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

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WHEREFORE, the undersigned have executed this Agreement by their duly authorized officers or representatives as of the date first above written.

COMPANY:		MANAGER:

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.		INLAND DIVERSIFIED REAL ESTATE SERVICES LLC

By:	/s/ Barry L. Lazarus	By:	/s/ JoAnn Armenta
Name:	Mr. Barry L. Lazarus	Name:	Ms. JoAnn Armenta
Its:	President	Its:	Senior Vice President

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EXHIBIT A

FORM OF MANAGEMENT AGREEMENT

See attached.

REAL ESTATE MANAGEMENT AGREEMENT

THIS REAL ESTATE MANAGEMENT AGREEMENT (this “Agreement”), dated as of [__________] [__], 20[__], is entered into by and between [SINGLE MEMBER LLC] (“Owner”), and [Management Company] LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, Owner’s ultimate parent company, Inland Diversified Real Estate Trust, Inc. (the “Parent Company”) directly or indirectly owns or controls Owner;

WHEREAS, the Parent Company intends to qualify to be taxed as a real estate investment trust pursuant to the terms of its articles of incorporation (the “Articles of Incorporation”) and bylaws (the “Bylaws”), as each may be amended from time to time;

WHEREAS, Owner and the Parent Company desire to avail themselves of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager undertake the duties and responsibilities hereinafter set forth, on behalf of, and subject to the supervision of, the board of directors of the Parent Company (the “Board of Directors”) and the Owner’s Representative (as defined below), all as provided herein; and

WHEREAS, the Manager is willing to undertake to render these services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Exclusive Management.  Owner hereby engages Manager exclusively (subject to Section 4 below), to perform the services described herein for the property legally described on Exhibit A attached hereto and made a part hereof (the “Premises”), upon the terms and conditions hereinafter set forth herein and Manager accepts such exclusive engagement.

2.

Term and Termination.

a.

Term.  The term of this Agreement shall begin on [__________] [__], 20[__] and end on December 31, 20[__] (the “Initial Term”).  Unless terminated as provided in Section 2(b) below, the term shall thereafter automatically renew for successive one-year periods (each, a “Renewal Term”), with the first such one-year renewal period commencing on January 1, 20[__], and ending on December 31, 20[__].

b.

Termination.

i.

Either party may terminate this Agreement if not less than sixty (60) days prior to the expiration of the Initial Term or the current Renewal Term, as applicable, it notifies the other party hereto in writing that it elects to terminate this Agreement, in which case this Agreement shall be terminated on the last day of the Initial Term or the current Renewal Term, if applicable.  Manager, between ninety (90) and sixty (60) days prior to the expiration of the Initial Term and each Renewal Term, shall notify each of the independent members of the Board of

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Directors, of Owner’s right to cancel this Agreement pursuant to this Section 2(b)(i).

ii.

Additionally, at any time, the Owner may terminate this Agreement, without cause or penalty, upon a vote of a majority of the Parent Company’s independent directors by providing no less than sixty (60) days written notice to Manager.

iii.

At the sole option of the Owner, this Agreement shall be terminated immediately upon written notice of termination from the Owner to the Manager if any of the following events occurs:

A.

the Manager violates any provision of this Agreement and fails to cure such violation on or before thirty (30) days after receipt of notice of such violation from Owner;

B.

a court of competent jurisdiction enters a decree or order for relief in respect of the Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Manager or for any substantial part of its property or orders the winding up or liquidation of the Manager’s affairs; or

C.

the Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Manager or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

D.

The Manager agrees that if any of the events specified in subsections (B) and (C) of this Section 2(b)(iii) occur, it will give written notice thereof to the Company within seven (7) days after the occurrence of the event.

3.

Manager Duties.  Owner hereby gives Manager the exclusive authority and power, as agent for Owner, to provide the services listed in this Section 3 and elsewhere in this Agreement and Owner agrees to reimburse Manager, and its affiliates for all expenses paid or incurred in connection therewith.  For the avoidance of doubt, unless otherwise indicated in this Agreement that such expenses are to be borne by Manager, all expenses related to the duties performed by Manager herein with respect to the Premises shall be the responsibility of the Owner and reimbursed to Manager if initially paid for by Manager.  Manager shall be entitled at all times to manage the Premises in accordance with Manager’s standard operating policies and procedures all in accordance with the budget approved by Owner, except to the extent that any

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specific provisions contained herein are to the contrary, in which case Manager shall manage the Premises consistent with the specific provisions of this Agreement.

a.

Collection of Gross Income.

i.

Manager shall collect all rents and assessments and other monies due Owner related to the Premises (all such items being referred to herein as “Gross Income”).  Manager shall give Owner receipts therefor and deposit all such Gross Income collected hereunder in Manager’s custodial account established for the Premises using Owner approved software which Manager will open and maintain, in a state or national bank of Manager’s choice and whose deposits are insured by the Federal Deposit Insurance Corporation, exclusively for the Premises and any other properties owned by Owner (or any entity that is owned or controlled by Parent Company) and managed by Manager.  Unless otherwise required by Owner, Manager shall be permitted to comingle the funds in such custodial account with funds attributable to any other properties owned by Owner or entities owned or controlled by Parent Company and managed by Manager.  Owner agrees that Manager shall be authorized to maintain a reasonable minimum balance (to be determined jointly from time to time) in the custodial account. Manager may endorse any and all checks received in connection with the operation of the Premises and drawn to the order of Owner and Owner upon request, shall furnish Manager’s depository with an appropriate authorization for Manager to make the endorsement.

ii.

When applicable, Manager shall collect and bill for security deposits or assessments and other items, including but not limited to calculating, preparing and mailing all invoices for tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income as stipulated in the leases.  At the request of Owner, Manager will administer, and create if necessary, a bill-back program for tenant utility consumption unless prohibited by local law.

b.

Payment of Expenses.  From the custodial account described above, Manager shall pay all expenses of Owner with respect to the Premises from the Gross Income collected in accordance with Section 3(a)(i) hereof.  In the event that expenses paid pursuant to this Section 3(b) exceed Gross Income for any monthly period, Manager shall notify Owner of same. Owner shall pay the excess amount immediately upon request from Manager.  Nothing herein contained shall obligate Manager to advance its own funds on behalf of Owner.

c.

Annual Budgets.  Manager shall prepare an annualized budget for the operation of the Premises and submit the same to Owner for approval (the “Annualized Budget”).  Manager will use its commercially reasonable efforts to operate the Premises pursuant to the Annualized Budget; provided, however, Manager shall have no liability to

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Owner for failure to meet such Annualized Budget.  The Annualized Budget shall include a comparison back to the original underwriting performed at the time of Owner’s acquisition of the Premises and prior year performance.  The first Annualized Budget has been prepared and approved for the year commencing [__________], [__] 20[__] and ending on December 31, 20[__].  Notwithstanding the period covered by the first Annualized Budget, all subsequent Annualized Budgets shall cover the period from January 1st of each year through December 31st of the same year. The proposed Annualized Budget for each calendar year shall be submitted by Manager to Owner by December 1st of the year preceding the year for which it applies, and Owner shall notify Manager within fifteen (15) days of receipt of such Annualized Budget as to whether Owner has or has not approved the proposed Annualized Budget. If Owner does not approve the proposed Annualized Budget, Owner shall notify Manager of the specifics of such disapproval within such fifteen (15) day period and Manager shall make the necessary amendments to the Annualized Budget. During the time Manager is preparing these amendments, Manager will continue to operate the Premises according to the last approved Annualized Budget. Owner’s approval of the Annualized Budget shall constitute approval for Manager to expend sums for all budgeted expenditures, without the necessity to obtain additional approval of Owner under any other expenditure limitations as set forth elsewhere in this Agreement.

d.

Non-Budgeted Expenses over $20,000.  Manager shall secure the approval of, and execution of appropriate agreements by, Owner for any non-budgeted and non-emergency/contingency capital items, alterations or other expenditures in excess of Twenty Thousand Dollars ($20,000.00) for any one item, securing for each item at least three (3) written bids, if practicable, or providing evidence satisfactory to Owner that the agreed amount is lower than industry standard pricing, from responsible contractors. Manager shall have the right from time to time during the term hereof, to contract with and make purchases from its affiliates and third party agents; provided that contract rates and prices are competitive with other available sources. Manager, at any time, and from time to time, may request and receive the prior written authorization of Owner for any one or more purchases or other expenditures, notwithstanding that Manager may otherwise be authorized hereunder to make such purchases or expenditures.

e.

Third-Party Agreements.  Owner hereby appoints Manager as Owner’s authorized agent for the purpose of executing, as agent for Owner, any agreements with third-parties necessary for operation of the Premises.  For example, and not in limitation of the foregoing, Manager shall negotiate and enter into contracts for services and items in the Annualized Budget relating to the Premises.

f.

Manager Employees.  Manager shall hire, supervise, discharge and pay salary and benefit expenses for all employees of Manager determined necessary to perform Manager’s duties described in this Agreement including, but not limited to managers, assistant managers, leasing consultants, engineers, janitors and maintenance supervisors.  All expenses of such employment, including but not limited to, wages, salaries, insurance, benefits, employment related taxes, overhead and other governmental charges, shall be deemed operational expenses of the Premises and Owner shall reimburse Manager for such expenses which may be charged to Owner on a per square

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foot or per unit basis, as applicable.  Notwithstanding the foregoing, salaries and benefits of Manager’s employees who also serve as the one of the Parent Company’s executive officers or as an executive officer of the Manager shall not be reimbursed by the Owner.  The number and classification of employees serving the Premises shall be as determined by Manager to be appropriate for the proper operation of the Premises; provided that Owner may request changes in the number or classification of employees, and Manager shall make all requested changes unless in its judgment the resulting level of operation or maintenance of the Premises will be inadequate. [Manager shall honor any collective bargaining contract covering employment at the Premises which is in effect upon the date of execution of this Agreement; provided that Manager shall not assume or otherwise become a party to any collective bargaining contract for any purpose whatsoever and all personnel subject to a collective bargaining contract shall be considered the employees of the Owner and not Manager (delete bracketed text if not applicable to Premises)].

g.

Insured Losses.

i.

Manager shall be responsible for taking all steps necessary to file any claim for insured losses or damages; provided that Manager will not make any adjustments or settlements in excess of $50,000.00 without Owner’s prior written consent.

ii.

Manager shall coordinate with the appropriate insurance company or companies, if applicable, to process claims.

iii.

Manager shall administer compliance of insurance provisions of tenant leases for all vendors and commercial tenants, including confirming insurance requirements for any special events at the Premises and obtaining certificates of insurance.

iv.

At the request of Owner, Manager shall assist Owner’s insurance consultants with any necessary insurance matters.

v.

Manager shall attend Owner’s Representative’s (as defined herein) meetings regarding loss control and claims.

h.

Monthly Remittance.  Manager shall remit to Owner the excess of Gross Income over expenses paid pursuant to Section 3(b) hereof (“Net Proceeds”) for each month as directed by Owner at the address as stated in Section 7 hereof.

i.

Reporting.  Upon the request of Owner, Manager shall render reports for the Premises.  Such reports may include specific and detailed line item information for budget comparison, expense detail, payables and receivables information, leasing progress, marketing information, peer comparison and all other measurements of the key performance indications of the Premises.

j.

Litigation.  Manager shall institute and prosecute actions to evict tenants and to recover possession of the Premises or portions thereof, to sue for in the name of Owner of the Premises and recover rent and other sums due; and to settle, compromise

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and release such actions or suits, or reinstate such tenancies; provided, however, if the tenancy subject to such proceedings is of a term greater than fourteen (14) months, Manager shall obtain Owner’s consent prior to instituting any such proceedings.  Manager and Owner shall concur on the selection of the attorney to handle any litigation.

k.

Replacements and Repairs.  Pursuant to the Annualized Budget and when applicable, Manager shall make or cause to be made all ordinary repairs and replacements necessary to preserve the Premises in its present condition, in all material respects, and for the operating efficiency thereof.  Manager shall also perform all alterations required to comply with any lease requirements, work with municipalities to comply with any code or lender requirements, attend lender inspections and assist with the lender reserve requirement processes.

l.

Leasing Services.

i.

Manager shall perform leasing services for the Premises, including, but not limited to, hiring all third-party brokers, negotiating contracts with such brokers, tracking leasing progress on all assets and determining when to terminate and replace third-party brokers if necessary.  Both commissions paid to third-party brokers and, with Owner’s prior written consent, any bonus amounts paid to Manager’s leasing employees monitoring the leasing process, shall be an expense of the Premises and charged to Owner.

ii.

Manager shall establish a leasing committee comprised of Manager employees to oversee the leasing services rendered to Owner under this Agreement (the “Leasing Committee”).  The Leasing Committee shall hold monthly meetings to which Owner’s Representative may attend (the “Leasing Committee Meetings”).

iii.

Manager shall monitor current market conditions, meet with tenants, brokers and future prospects and visit competitive properties in the surrounding area.  Manager shall report findings at the Leasing Committee Meetings.

iv.

From time to time, Manager shall attend conferences related to the asset class of the Premises, including, but not limited to, ICSC, BOMA, NARIET, NAA, NMHC and NAIOP, as applicable.  If requested by Owner, Manager shall appropriately staff booths for Owner at such conferences to represent Owner’s interests and coordinate all necessary marketing materials and events to maximize Owner’s exposure at such conferences.

v.

Manager shall negotiate all letters of intent for new leases (when applicable) and administer existing leases, including, but not limited to, processing assignments, renewal agreements and lease amendments.

vi.

Manager shall evaluate leasing activity of Premises and identify potential re-developments or re-configurations, including, but not limited to, a

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discussion of all proposals that have been sent, targeted tenants, interested and un-interested party discussions with the Leasing Committee.

vii.

Manager shall track all leasing calls and inquiries.

viii.

Manager shall prepare and maintain leasing reports as required by Owner which shall track performance of leasing activity.

ix.

Manager shall review tenant credit reports for new tenants and assignments and subleases.  When applicable, such review may include, but not be limited to, preparing full financial packages of review of both corporate and individual financial investigations, net worth analysis, net present value calculations and any other financial measures requested by the Owner.  Manager shall be entitled to charge tenant for credit check fees and lease assignment and sublet fees (if provided by applicable lease) and shall not be required to remit such fees to Owner.

x.

If a proposed new lease for the Premises is outside the parameters set by the Annualized Budget, Manager shall complete analysis of credit and financials of the tenant under such proposed lease for the Leasing Committee’s review and approval at the Leasing Committee Meeting.

xi.

If the Premises is a retail property, Manager shall review leases on an on-going basis for relocation clauses, co-tenancy clauses, exclusives and building restrictions to determine and avoid any conflicts.  Manager shall also monitor tenant progress to make recommendations to Leasing Committee on renewal of tenants and proper tenant mix.  Additionally, Manager shall perform an on-going market review to determine market rates for leasing at Premises and make recommendations to Owner for changes in budgeted lease rates.

xii.

With respect to replacing tenants, Manager shall provide consultation regarding tenant mix (if the Premises has more than one tenant), market analysis, comparison information and site visits for leasing potential.

xiii.

If the Premises is a retail property, Manager shall schedule and attend meetings on a regular basis with all major retailers for portfolio review and additional leasing opportunities.  In preparation for such meetings, Manager shall perform a full analysis of tenant performance on a site by site basis for sales, profitability, expansions, space modifications and tenant merchandising assistance.

m.

Operations.

i.

Manager shall oversee capital expenditure execution and projection.

ii.

Manager shall oversee construction management of all new tenant build-outs and provide assistance with out-parcel development.

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iii.

As requested by Owner and if available for the Premises, Manager shall obtain and administer bulk purchasing and cost efficiency programs for utilities.

iv.

Manager shall monitor the environmental needs of the Premises including, but not limited to, the administration of operation and maintenance programs.  If applicable, Manager shall supervise any remediation projects.

v.

Manager shall review and approve architectural plans for space and signage on the Premises.

vi.

Manager shall create preventative maintenance programs for the Premises and oversee crisis management for flood, fire, and hurricanes, etc.

n.

Marketing.

i.

At the request of Owner, Manager shall create a marketing program for the Premises, including, but not limited to, preparing and maintaining a website.

ii.

If the Premises is a retail property and at the request of Owner, Manager shall:

A.

Devote specialty leasing staff to Premises to generate additional revenue through seasonal, temporary and kiosk leasing and finding and development incubator tenants.

B.

Organize events for charity programs as well as community events to increase traffic and sales.

C.

Sponsor program and gift cards for the Premises where it is necessary to improve sales and revenue for the Premises.

D.

Advertise the Premises including, but not limited to, printing and sending coupons and mailers for the Premises.

E.

Organize tenant training through merchant or association meetings.

iii.

If the Premises is a multi-family property, at the request of Owner, Manager shall:

A.

Advertise the Premises, including, but not limited to advertising through signage, on websites, in local newspapers and rental guides, and with area referral services.

B.

Establish a marketing committee comprised of Manager employees (the “Marketing Committee”) who will meet monthly to discuss marketing strategy and implement such strategy.

C.

Prepare weekly status reports that will summarize the rental activity of the Premises for the previous week.

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o.

Real Estate Consultative Services.

i.

Upon request of Owner, Manager shall explore strategic alternatives for the Premises.  In addition, Manager shall use a budget and forecasting tool, e.g., Cougar software, to assist in continuous review of Premises performance.

ii.

Manager shall attend committee meetings at the request of Owner.

iii.

Manager shall provide oversight and management of disposition of the Premises if requested by Owner.

iv.

At the request of Owner, Manager shall perform additional tasks such as evaluating best use; taking calls for offers to purchase the Premises, determining potential out-parcel development, and reviewing additional GLA capabilities.

v.

Manager shall assist Owner’s Representative in analyzing the Premises for potential asset impairment issues.

vi

.If applicable, Manager shall work with Owner’s Representative on CAM payment best-practice compliance and review of business intelligence and information management systems.

p.

Electronic Document Management.  Manager shall organize all documents related to the Premises, including, but not limited to leases, contracts, invoices checks and receipts, in an electronic format with constant real time information for Owner’s access.

q.

Internal Controls/Sarbanes-Oxley Compliance.  If requested by Owner, Manager shall:

i.

Dedicate full-time employees to monitor and review all incoming invoices, leases, and other control points and procedures dictated by Owner’s auditing firm according to Owner’s internal control matrix (the “Internal Control Matrix”) as updated from time to time by Owner.

ii.

Attend bi-weekly meeting with Owner’s Representative to review Internal Control Matrix.

iii.

Coordinate audits of leases.

iv.

Travel to satellite offices to insure internal control compliance and perform random spot checking.

v.

Adhere to all policies stated in Internal Control Matrix.

115023.9

r.

Tenant Credit Monitoring.  Where applicable, Manager shall:

i.

Continuously monitor retailers of the Premises that are distressed, weak, or bankrupt and calculate Z-scores and Frisk scores for all distressed tenants (which evaluate a publicly-traded company’s credit and anticipates bankruptcy).

ii.

Monitor gross sales of retail tenants.

iii.

Perform tenant surveys to foster tenant retention and identify problems.

iv.

Dedicate staff to pursue difficult collection accounts, monitor bankruptcies and resolve material disputes.

s.

Master Leases and Earnouts.  If the Premises is subject to a so-called Master Lease or Earnout arrangement, Manager shall dedicate a staff member to monitor and invoice all of the Master Leases.  Such staff member shall resolve issues concerning monthly billings, track new tenant move-in dates and authorize release and close-out of Master Lease escrows.  In addition, Manager shall reconcile all Master Lease accounts on a monthly basis.  Manager shall also coordinate all aspects of Earnouts.

t.

Post-Closing and New Building/Tenant Set-Up Duties.  Manager shall coordinate any existing post-closing items including, but not limited to, the transfer of all utilities from the previous owner of the Premises, CAM reconciliations and prorations, if applicable, and bringing tenants into Owner’s software system.  In addition, Manager shall send tenants welcoming letters which include, the direction to pay all future rents to Manager, wiring instructions, a form W-9, notification from the previous owner about the sale, a letter of introduction to property management and lease assignment and related documents, as requested.

4.

SubManager.  Notwithstanding anything to the contrary contained in this Agreement, Owner acknowledges and agrees that any of the duties of Manager as contained herein may be delegated by Manager and performed by an affiliate or third-party agent (a “SubManager”) with whom Manager contracts for the purpose of performing such duties. Owner specifically grants Manager the authority to enter into management agreements with any SubManager; provided that Owner shall have no liability or responsibility to any SubManager for the payment of the SubManager’s fee or for reimbursement to the SubManager of its expenses or to indemnify the SubManager in any manner for any matter; and provided further that Manager shall require such Sub-Manager, in the written agreement setting forth the duties and obligations of such SubManager, to indemnify Owner for all loss, liability, damage or claims incurred by Owner as a result of the delegation of duties by Manager to SubManager. Owner further acknowledges and agrees that Manager may assign this Agreement and all of Manager’s rights and obligations hereunder, to another management entity that is then managing other property for Owner or the Parent Company (“Successor Manager”). Owner specifically grants Manager the authority to make such an assignment of this Agreement to a Successor Manager.

115023.9

5.

Manager’s Liability/Indemnification.

a.

The Parent Company shall indemnify the Manager and its officers, directors, employees and agents (individually an “Indemnitee”, collectively the “Indemnitees”) to the same extent as the Parent Company may indemnify its officers, directors, employees and agents under its Articles of Incorporation and bylaws so long as:

i.

the Board of Directors has determined, in good faith, that the course of conduct that caused the loss, liability or expense was in the best interests of the Owner;

ii.

the Indemnitee was acting on behalf of, or performing services for, the Owner;

iii.

the liability or loss was not the result of negligence or misconduct on the part of the Indemnitee; and

iv.

any amounts payable to the Indemnitee are paid only out of the Parent Company’s net assets and not from any personal assets of any stockholder of the Parent Company.

b.

The Parent Company shall not indemnify any Indemnitee for losses, liabilities or expenses arising from, or out of, an alleged violation of federal or state securities laws (“Securities Claims”) by any Indemnitee seeking indemnity unless one or more of the following conditions are met:

i.

there has been a successful adjudication for the Indemnitee on the merits of each count involving alleged Securities Claims as to such Indemnitee;

ii.

the Securities Claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such Indemnitee; or

iii.

a court of competent jurisdiction approves a settlement of the Securities Claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Parent Company were offered and sold with respect to the availability or propriety of indemnification for Securities Claims.

b.

The Parent Company shall advance amounts to Indemnitees entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

i.

the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnitee for or on behalf of the Parent Company;

115023.9

ii.

the legal action is initiated by a third party and a court of competent jurisdiction specifically approves the advance; and

iii.

the Indemnitee receiving the advances undertakes to repay any monies advanced by the Parent Company, together with the applicable legal rate of interest thereon, in any case(s) in which a court of competent jurisdiction finds that the party is not entitled to be indemnified.

6.

Management Fee.  Owner agrees to pay Manager, monthly, a management fee hereunder for the services provided by Manager hereunder performed directly or through its affiliates, agents or Sub-Managers, in an amount equal to ______ [Not to exceed Four and One-Half Percent (4.5%) – unless otherwise approved by Parent Company’s Board of Directors including a majority of Parent Company’s independent directors ] of the Gross Income for the month in which the management fee is paid (the “Management Fee”), which shall be deducted monthly by Manager and retained by Manager from Gross Income prior to payment to Owner of Net Proceeds; provided, however, Owner shall authorize the payment and amount of the monthly fee to Manager prior to the remittance of Net Proceeds to Owner.  Owner acknowledges and agrees that Manager may pay or assign all or any portion of its Management Fee to a SubManager as described in Section 4 hereof.

7.

Owner’s Representative.  Owner designates Inland Diversified Business Manager & Advisor, Inc. as Owner’s Representative or any other person or entity designated by Owner in all dealings with Manager hereunder. Whenever the notification and reporting to Owner or the approval, consent or other action of Owner is called for hereunder, any notification and reporting if sent to or specified in writing to Owner’s Representative, and any approval, consent or action if executed by any of the officers of Owner’s Representative, shall be binding on Owner. Owner’s Representative’s address for delivery of reports or notices shall be:

Name	Address
Inland Diversified Business Manager & Advisor, Inc. Attn. Ms. Roberta S. Matlin, President	2901 Butterfield Road Oak Brook, IL 60523 Telephone: (630) 218-8000 Facsimile: (630) 218-4955

Owner’s Representative may be changed at the discretion of Owner, at any time and from time to time, and shall be effective upon Manager’s receipt of written notice of the new Owner’s Representative.

8.

No Structural Alterations.  Owner expressly withholds from Manager any power or authority to make any structural changes in any building on the Premises or to make any other major alterations or additions in or to any such building or equipment therein, or to incur any expense chargeable to Owner, other than expenses related to exercising the express powers above vested in Manager without the prior written direction of Owner’s Representative, except that Manager shall make all emergency repairs as may be required to ensure the safety of persons or property or which are immediately necessary for the preservation and safety of the Premises or the safety of the tenants and occupants thereof or are required to avoid the suspension of any necessary service to the Premises.

115023.9

9.

Notice of Non-Compliance with Laws.  Manager shall be responsible for notifying Owner in the event that Manager receives notice that any building on the Premises or any equipment therein does not comply with the material requirements of any statute, ordinance, law or regulation of any governmental body or of any public authority or official thereof having or claiming to have jurisdiction thereover. Manager shall promptly forward to Owner any material complaints, warnings, notices or summonses received by Manager relating to these matters.

10.

Payment of Fees and Actions upon Termination.

a.

The Manager shall not be entitled to compensation after the date of termination of this Agreement for further services hereunder, but shall be paid all compensation accruing to the date of termination. Upon termination of this Agreement, the Manager shall:

i.

pay over to Owner all monies collected and held for the account of Owner pursuant to this Agreement, after deducting any accrued compensation and reimbursement for expenses to which the Manager is entitled;

ii.

deliver to Owner a full accounting, including a statement showing all payments collected by the Manager and a statement of all money held by the Manager, covering the period following the date of the last accounting furnished to Owner;

iii.

deliver to Owner all property and documents of Owner or Parent Company then in the custody of the Manager; and

iv.

cooperate with Owner and take all reasonable steps requested by Owner to assist it in making an orderly transition of the functions performed by the Manager.

b.

Upon termination, Owner shall specifically assume in writing all obligations under any third-party agreements entered into by Manager pursuant to Section 3(e) on behalf of Owner.

7.

Survival.  All provisions of this Agreement that require Owner or Parent Company to have insured, or to protect, defend, save, hold and indemnify Indemnified Parties or to compensate or reimburse Manager shall survive any expiration or termination of this Agreement and if Manager is or becomes involved in any claim, proceeding or litigation by reason of having been Manager of Owner, such provisions shall apply as if this Agreement were still in effect.

8.

Insurance.  Owner agrees that Manager shall be listed as an additional insured on all insurance policies related to the Premises.  Owner hereby authorizes Manager to take all steps necessary to cause Manager to be named as an additional insured including, but not limited to, obtaining evidence of such additional insured status from Inland Insurance and Risk Management Services, Inc..

115023.9

9.

Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:

a.

when delivered personally or by commercial messenger;

b.

one (1) business day following deposit with a recognized overnight courier service, provided the deposit occurs prior to the deadline imposed by the overnight courier service for overnight delivery; or

c.

when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder;

in each case above provided the notice or other communication is addressed to the intended recipient thereof as set forth below:

If to Owner, to:	Inland Diversified Business Manager & Advisor, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Roberta S. Matlin, President Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to Manager, to:	[Management Company] LLC 2901 Butterfield Road Oak Brook, IL 60523 Attention: Thomas P. McGuinness Telephone: (630) 218-8000 Facsimile: (630) 218-2518

A party’s address for notice may be changed from time to time by notice given to the other party in the manner herein provided for giving notice.

10.

Miscellaneous.

a.

Nothing contained herein shall be construed as creating any rights in persons or entities who are not the parties to this Agreement.  Manager and Owner shall not be construed as joint venturers or partners of each other pursuant to this Agreement, and neither shall have the power to bind or obligate the other except as set forth herein. In all respects, the status of Manager to Owner under this Agreement is that of an independent contractor.

b.

If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.  This Agreement, its validity, performance and

115023.9

enforcement shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to conflicts of law principles.

c.

This Agreement shall be binding upon the successors and assigns of Manager and the successors and assigns of Owner and Parent Company.  This Agreement contains the entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

d.

If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party’s court costs and reasonable attorneys’ fees incurred in the enforcement of any provision of this Agreement.

e.

Either party’s failure to exercise any right under this Agreement shall neither constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by that party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

f.

All exhibits attached to this Agreement are hereby incorporated by reference.

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115023.9

WHEREFORE, the undersigned have executed this Agreement by their duly authorized officers or representatives as of the date first above written.

MANAGER:	OWNER:

[MANAGEMENT COMPANY] LLC, a Delaware limited liability company	[SINGLE MEMBER LLC]

By:	By:
Name:	Name:
Its:	Its:

PARENT COMPANY (limited to obligations in Section 5 hereof): INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation By: Name: Its:

115023.9

Exhibit A

Legal Description

See attached.

115023.9

EXHIBIT B

FORM OF OVERSIGHT AGREEMENT

See attached.

115023.9

OVERSIGHT AGREEMENT

THIS OVERSIGHT AGREEMENT (this “Agreement”), dated as of [__________] [__], 20[__], is entered into by and between [INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation or ______________, LLC, a Delaware limited liability company (as applicable depending on the type of asset that is subject to this Agreement)] (the “Company”), and [Management Company] LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the [Company or Inland Diversified Real Estate Trust, Inc. (the “Parent Company”)] has registered with the Securities and Exchange Commission in a public offering and intends to qualify to be taxed as a real estate investment trust pursuant to the terms of [its or the Parent Company’s] articles of incorporation (the “Articles of Incorporation”) and bylaws (the “Bylaws”);

WHEREAS, the Company has acquired an interest in the property or company described on Exhibit A attached hereto and made a part hereof (the “Asset”);

WHEREAS, the Asset is currently managed by _________________ (the “Current Manager”) and not by the Manager;

WHEREAS, the Company desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager undertake the duties and responsibilities hereinafter set forth on behalf of, and subject to the supervision of, the board of directors of [Company or the Parent Company] (the “Board of Directors”) and the Company’s Representative (as defined below), all as provided herein; and

WHEREAS, the Manager is willing to render these services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Oversight of Asset and Current Manager.  Company hereby engages Manager to oversee the performance of the Asset as further described in this Section 1 and Manager accepts such engagement.  Specifically, Manager shall provide the following services:

a.

Manager shall monitor the operating performance of the Asset.

b.

Manager shall arrange monthly meetings with the Company’s Representative (the “Oversight Meetings”) to discuss the performance of the Asset, including, but not limited to any issues related thereto.

c.

Manager shall coordinate with the Company’s Representative and the Current Manager or joint venture partner, as applicable, to resolve any integration issues related to the acquisition of the Asset.

115446.5

d.

Manager shall prepare, review and approve G&A costs of the Asset.  Such analysis shall include, but not be limited to, staff needs and office space expenditures.

e.

At the request of the Company, Manager shall respond to documentation requests by lenders regarding the Asset.

f.

Manager shall review, approve and manage the relationship with Current Manager on behalf of Company, including, but not limited to, serving as the Company’s contact for the Current Manager.  Likewise, if the Asset is not wholly owned by an entity in which the Company has an interest, Manager shall review, approve and manage the relationship with the remaining interest holder(s) on behalf of the Company, including, but not limited to, serving as the point of contact for remaining interest holder(s) with respect to the Company.

g.

At the request of the Company, Manager shall participate in contract negotiations or renewals with the Current Manager, joint venture partners and lenders with respect to the Asset.

h.

From time to time, Manager shall attend conferences related to the asset class of the Asset, including, but not limited to, ICSC, BOMA, NARIET, NAA, NMHC and NAIOP, as applicable to the Asset.

i.

At the request of the Company, Manager shall analyze the potential disposition of the Asset.

j.

Manager shall organize and present materials for periodic meetings held by the Company regarding the asset class of the Asset on topics and in scope to be determined by the Company.

k.

Manager shall serve as a liaison among the Company, the Current Manager, joint venture partners of Company in the Asset, if applicable, and the Company’s consultants.

l.

If the Asset is in the process of being developed, Manager shall:

i.

Monitor construction process, including, but not limited to, review of budget variances, draws, costs, plan approvals and progress.

ii.

Hire consultants as needed.

iii.

Work with legal counsel to draft and negotiate documents such as easements, development agreements and construction documents to facilitate the development process.

2.

Term and Termination.

a.

Term.  The term of this Agreement shall begin on [__________] [__], 20[__] and end on December 31, 20[__] (the “Initial Term”).  Unless terminated as

2

115446.5

provided in Section 2(b) below, the term shall thereafter automatically renew for successive one-year periods (each, a “Renewal Term”), with the first such one-year renewal period commencing on January 1, 20[__], and ending on December 31, 20[__].

b.

Termination.

i.

Either party may terminate this Agreement if not less than sixty (60) days prior to the expiration of the Initial Term or the current Renewal Term, as applicable, it notifies the other party hereto in writing that it elects to terminate this Agreement, in which case this Agreement shall be terminated on the last day of the Initial Term or the current Renewal Term, if applicable.  Manager, between ninety (90) and sixty (60) days prior to the expiration of the Initial Term and each Renewal Term, shall notify the independent members of the Board of Directors, of Company’s right to cancel this Agreement pursuant to this Section 2(b)(i).

ii.

Additionally, at any time, the Company may terminate this Agreement, without cause or penalty, upon a vote of a majority of the [Company’s or Parent Company’s] independent directors by providing no less than sixty (60) days written notice to Manager.

iii.

At the sole option of the Company, this Agreement shall be terminated immediately upon written notice of termination from the Company to the Manager if any of the following events occurs:

A.

the Manager violates any provision of this Agreement and fails to cure such violation on or before thirty (30) days after receipt of notice of such violation from the Company;

B.

a court of competent jurisdiction enters a decree or order for relief in respect of the Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Manager or for any substantial part of its property or orders the winding up or liquidation of the Manager’s affairs; or

C.

the Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Manager or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

D.

The Manager agrees that if any of the events specified in subsections (B) and (C) of this Section 2(b)(iii) occur, it

3

115446.5

will give written notice thereof to the Company within seven (7) days after the occurrence of the event.

3.

Manager’s Liability/Indemnification.

a.

The [Company or Parent Company] shall indemnify the Manager and its officers, directors, employees and agents (individually an “Indemnitee”, collectively the “Indemnitees”) to the same extent as the [Company or Parent Company] may indemnify its officers, directors, employees and agents under its Articles of Incorporation and Bylaws so long as:

i.

the Board of Directors has determined, in good faith, that the course of conduct that caused the loss, liability or expense was in the best interests of the Company;

ii.

the Indemnitee was acting on behalf of, or performing services for, the Company;

iii.

the liability or loss was not the result of negligence or misconduct on the part of the Indemnitee; and

iv.

any amounts payable to the Indemnitee are paid only out of the [Company’s or Parent Company’s] net assets and not from any personal assets of any stockholder of the [Company or Parent Company].

b.

The [Company or Parent Company] shall not indemnify any Indemnitee for losses, liabilities or expenses arising from, or out of, an alleged violation of federal or state securities laws (“Securities Claims”) by any Indemnitee seeking indemnity unless one or more of the following conditions are met:

i.

there has been a successful adjudication for the Indemnitee on the merits of each count involving alleged Securities Claims as to such Indemnitee;

ii.

the Securities Claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such Indemnitee; or

iii.

a court of competent jurisdiction approves a settlement of the Securities Claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered and sold with respect to the availability or propriety of indemnification for Securities Claims.

b.

The [Company or Parent Company] shall advance amounts to Indemnitees entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

4

115446.5

i.

the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnitee for or on behalf of the Company;

ii.

the legal action is initiated by a third party and a court of competent jurisdiction specifically approves the advance; and

iii.

the Indemnitee receiving the advances undertakes to repay any monies advanced by the Company, together with the applicable legal rate of interest thereon, in any case(s) in which a court of competent jurisdiction finds that the party is not entitled to be indemnified.

4.

Management Fee.  At Manager’s option, Company agrees to pay Manager, monthly oversight fee of either:

a.

_____ [not to exceed 1% ] of the gross income (as defined below) of the Asset which shall be paid monthly by the Company.  For purposes of this Agreement, gross income shall be defined as all rents, assessments and other income generated by the Asset; or

b.

the “hourly billing rate” of the Manager, multiplied by the number of hours spent by Manager employees in providing oversight services hereunder.  For these purposes, the “hourly billing rate” approximates the hourly cost to the Manager to provide services to the Company and is based on:

i.

the amount of salaries and bonuses paid to the employees of the Manager providing the services; and

ii.

an allocation for overhead including employee benefits, rent, materials, fees, taxes, and other operating expenses incurred by Manager in operating its business, except for direct expenses for which the Company shall reimburse Manager.

5.

Expenses.  In addition to the fee paid to the Manager pursuant to Section 4 hereof, and subject to the limitations herein, the Company shall reimburse the Manager for all expenses paid or incurred by the Manager in providing the services hereunder, including all direct expenses and the costs of salaries and benefits of persons employed by the Manager and performing services for the Company, except for the salaries and benefits of persons who also serve as one of the [Company’s or Parent Company’s] executive officers or as an executive officer of the Company’s Representative; provided, however, if Manager is paid an hourly fee pursuant to Section 4(b) above, it shall not be reimbursed for salaries and bonuses paid pursuant to Section 4(b).  Manager shall prepare a statement documenting the expenses paid or incurred by Manager for the Company on a quarterly basis.  The Company shall reimburse the Manager for these expenses within forty-five (45) days after the end of each calendar quarter.

6.

Company’s Representative.  Company designates Inland Diversified Business Manager & Advisor, Inc. as Company’s Representative or any other person or entity designated by Company in all dealings with Manager hereunder. Whenever the notification and reporting to

5

115446.5

Company or the approval, consent or other action of Company is called for hereunder, any notification and reporting if sent to or specified in writing to Company’s Representative, and any approval, consent or action if executed by any of the officers of Company’s Representative, shall be binding on Company. Company’s Representative address for delivery of reports or notice shall be:

Name	Address
Inland Diversified Business Manager & Advisor, Inc. Attn. Ms. Roberta S. Matlin, Vice President	2901 Butterfield Road Oak Brook, IL 60523 Telephone: (630) 218-8000 Facsimile: (630) 218-4955

Company’s Representative may be changed at the discretion of Company, at any time and from time to time, and shall be effective upon Manager’s receipt of written notice of the new Company’s Representative.

7.

Payment of Fees and Actions upon Termination.

a.

The Manager shall not be entitled to compensation after the date of termination of this Agreement for further services hereunder, but shall be paid all fees and expenses accruing to the date of termination. Upon termination of this Agreement, the Manager shall:

i.

deliver to Company all property and documents of Company or Company then in the custody of the Manager; and

ii.

cooperate with Company and take all reasonable steps requested by Company to assist it in making an orderly transition of the functions performed by the Manager.

8.

Survival.  All provisions of this Agreement that require [Company or Parent Company] to have insured, or to protect, defend, save, hold and indemnify Indemnified Parties or to compensate or reimburse Manager shall survive any expiration or termination of this Agreement and, if Manager is or becomes involved in any claim, proceeding or litigation by reason of having been Manager for Company, such provisions shall apply as if this Agreement were still in effect.

9.

Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:

a.

when delivered personally or by commercial messenger;

b.

one (1) business day following deposit with a recognized overnight courier service, provided the deposit occurs prior to the deadline imposed by the overnight courier service for overnight delivery; or

c.

when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided

6

115446.5

hereunder; provided the notice or other communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:	Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Roberta S. Matlin, Vice President Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to the Manager, to:	[Management Company] LLC 2901 Butterfield Road Oak Brook, IL 60523 Attention: Thomas P. McGuinness Telephone: (630) 218-8000 Facsimile: (630) 218-2518
[If to the Parent Company, to:]	[Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Roberta S. Matlin, Vice President Telephone: (630) 218-8000 Facsimile: (630) 218-4955]

Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 9.

10.

Miscellaneous.

a.

Nothing contained herein shall be construed as creating any rights in persons or entities who are not the parties to this Agreement.  Manager and Company shall not be construed as joint venturers or partners of each other pursuant to this Agreement, and neither shall have the power to bind or obligate the other except as set forth herein. In all respects, the status of Manager to Company under this Agreement is that of an independent contractor.

b.

If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.  This Agreement, its validity, performance and enforcement shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to conflicts of law principles.

7

115446.5

c.

This Agreement shall be binding upon the successors and assigns of Manager and the successors and assigns of [Company and Parent Company].  This Agreement contains the entire Agreement of the parties relating to the subject matter hereof, and there are no understandings, representations or undertakings by either party except as herein contained. This Agreement may be modified solely by a written agreement executed by both parties hereto.

d.

If any party hereto defaults under the terms or conditions of this Agreement, the defaulting party shall pay the non-defaulting party’s court costs and reasonable attorneys’ fees incurred in the enforcement of any provision of this Agreement.

e.

Either party’s failure to exercise any right under this Agreement shall neither constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by that party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

f.

All exhibits attached to this Agreement are hereby incorporated by reference.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

8

115446.5

WHEREFORE, the undersigned have executed this Agreement by their duly authorized officers or representatives as of the date first above written.

MANAGER:	COMPANY: [INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation or _______________, LLC, a Delaware limited liability company] By: Name: Its:

[MANAGEMENT COMPANY] LLC, a Delaware limited liability company

By:
Name:
Its:

[Add if Agreement is between Manager and Subsidiary LLC instead of REIT]

PARENT COMPANY (limited to obligations in Section 3 hereof):

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

By:

Name:

Its:

9

115446.5

Exhibit A

Description of Asset

See attached.

10

115446.5